Exhibit 99.1
MATADOR RESOURCES COMPANY INCREASES QUARTERLY
CASH DIVIDEND TO $0.20 PER SHARE AND ANNOUNCES INCREASES TO ITS
CREDIT FACILITY

DALLAS, Texas, October 19, 2023 – Matador Resources Company (NYSE: MTDR) (“Matador” or the “Company”) today announced that its Board of Directors amended the Company’s dividend policy pursuant to which the Company intends to pay cash dividends on its common stock of $0.20 per share per quarter beginning in the fourth quarter of 2023, which is a 33% increase from its prior policy of $0.15 per share per quarter. The Board also declared a quarterly cash dividend of $0.20 per share of common stock payable on December 1, 2023, to shareholders of record as of November 10, 2023.

Joseph Wm. Foran, Matador’s Founder, Chairman and Chief Executive Officer, stated, “We are pleased to announce an increase in the Company’s quarterly cash dividend. Today’s announcement is an increase of 33% as compared to Matador’s prior quarterly cash dividend of $0.15 per share. Matador’s Board of Directors adopted its initial dividend policy in February 2021 with a quarterly cash dividend of $0.025 per share, which has been doubled twice in 2021 and 2022, as well as increased 50% in December 2022 to $0.15 per share. The continued increase in our quarterly cash dividend is evidence of our commitment to return value to Matador’s shareholders as well as our growing financial strength and positive operational outlook. We are grateful for the continued support and friendship of our shareholders and look forward to paying this anticipated dividend to our shareholders on December 1, 2023.”

Matador Amends Credit Agreement and Adds JPMorgan Chase to Bank Group

On October 19, 2023, Matador and its lenders successfully amended the Company’s credit agreement to (1) increase the borrowing base $250 million from $2.25 billion to $2.5 billion, (2) increase the maximum facility amount $500 million from $1.5 billion to $2.0 billion and (3) increase the elected commitment $75 million from $1.25 billion to $1.325 billion, of which only $530 million was drawn as of September 30, 2023. This $75 million increase in the elected commitment marks the second time this year Matador’s banks have increased their commitments as the elected commitment was previously increased $475 million on March 31, 2023 from $775 million to $1.25 billion in connection with Matador’s acquisition of Advance Energy Partners Holdings, LLC. Matador is also pleased to announce that JPMorgan Chase Bank, N.A. is joining the bank group.

Brian J. Willey, Matador’s Executive Vice President and Chief Financial Officer, commented, “On behalf of the Board and the management team, we thank each of our banks for their continued support. We also welcome JPMorgan Chase to our high-quality bank group and thank JPMorgan Chase for joining our group. We also thank BOK Financial and Cathay Bank for increasing their commitments under the credit agreement. We remain committed to maintaining a strong balance sheet, growing our production, paying down our debt and maintaining our discipline over costs and capital expenditures.”

About Matador Resources Company

Matador is an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources in the United States, with an emphasis on oil and natural gas shale and other unconventional plays. Its current operations are focused primarily on the oil and liquids-rich portion of the Wolfcamp and Bone Spring plays in the Delaware Basin in Southeast New Mexico and West Texas. Matador also operates in the Eagle Ford shale play in South Texas and the Haynesville shale and Cotton Valley plays in Northwest Louisiana. Additionally, Matador conducts midstream operations in support of its exploration, development and production operations and provides natural gas processing, oil transportation services, natural gas, oil and produced water gathering services and produced water disposal services to third parties.

For more information, visit Matador Resources Company at www.matadorresources.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project,” “hypothetical,” “forecasted” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements include, but are not limited to, statements about guidance, projected or forecasted financial and operating results, future liquidity, leverage, the payment of dividends, results in certain basins, objectives, project timing, expectations and intentions, regulatory and governmental actions and other statements that are not historical facts. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to financial and operational performance: general economic conditions; the Company’s ability to execute its business plan, including whether its drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; its ability to replace reserves and efficiently develop current reserves; the operating results of the Company’s midstream oil, natural gas and water gathering and transportation systems, pipelines and facilities, the acquiring of third-party business and the drilling of any additional salt water disposal wells; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; delays and other difficulties related to regulatory and governmental approvals and restrictions; impact on the Company’s operations due to seismic events; its ability to make acquisitions on economically acceptable terms; its ability to integrate acquisitions; availability of sufficient capital to execute its business plan, including from future cash flows, available borrowing capacity under its revolving credit facilities and otherwise; the operating results of and the availability of any potential distributions from our joint ventures; weather and environmental conditions; the ongoing impact of the novel coronavirus, or COVID-19, or variants thereof, on oil and natural gas demand, oil and natural gas prices and its business; and the other factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contact Information

Mac Schmitz
Vice President – Investor Relations
investors@matadorresources.com
(972) 371-5225